Taxes	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Taxes

Note 10 — Taxes

Cayman Islands

MicroCloud, MC was incorporated in the Cayman Islands and is not subject to tax on income or capital gains under the laws of Cayman Islands. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Hong Kong

Mengyun HK, Broadvision HK, Ocean HK and Mcloudvr HK, our subsidiaries incorporated in Hong Kong, are subject to a two-tiered income tax rate for taxable income earned in Hong Kong. The first HK$2 million of profits earned by a company is subject to be taxed at an income tax rate of 8.25%, while the remaining profits will continue to be taxed at the existing tax rate of 16.5%.

PRC

The subsidiaries incorporated in the PRC are governed by the income tax laws of the PRC and the income tax provision for operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemptions may be granted on a case-by-case basis. EIT grants preferential tax treatment to certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Shanghai Mengyun obtained the “high-tech enterprise” tax status in October 2017 and further renewed in November 2023, which reduced its statutory income tax rate to 15% from January 2017 to December 2024. Shenzhen Mengyun obtained the “high-tech enterprise” tax status in November 2018 and further renewed in December 2021, which reduced its statutory income tax rate to 15% from January 2018 to December 2023. Shenzhen Bowei obtained the “high-tech enterprise” tax status in December 2021, which reduced its statutory income tax rate to 15% from December 2021 to December 2023.

Horgos Weiyi, Horgos Youshi, Horgos Bowei and Horgos Tianyuemeng were formed and registered in Horgos in Xinjiang, China from 2016 to 2020, and Kashgar Youshi was formed and registered in Kashgar in Xinjiang, China in 2016. These companies are not subject to income tax for 5 years and can obtain another two years of tax exemption status and three years at reduced income tax rate of 12.5% after the 5 years due to the local tax policies to attract companies in various industries.

Significant components of the income tax credit/(expense) are as follows:

	For the six months ended June 30, 2023	For the six months ended June 30, 2024	For the six months ended June 30, 2024
	RMB	RMB	USD
Current	50,007	398,951	56,149
Deferred	943,920	(2,931,447)	(412,578)
Benefit of income taxes	993,927	(2,532,496)	(356,429)

Deferred tax assets

Significant components of deferred tax assets and liabilities were as follows:

	December 31, 2023	June 30, 2024	June 30, 2024
	RMB	RMB	USD
	(Audited)	(Unaudited)	(Unaudited)
Deferred tax assets:
Allowance for expected credit loss	258,718	288,310	40,454
Impairment loss for investment	240,000	400,000	56,126
Net operating loss carry forward	18,180,820	14,347,809	2,013,219
Inventory reserve	26,469	26,469	3,714
Right of use	152,685	27,418	3,847
Less: valuation allowance	(15,927,164)	(15,089,925)	(2,117,349)
Deferred tax assets, net	2,931,528	81	11

The Company evaluated the recoverable amounts of deferred tax assets, and provided a valuation allowance to the extent that future taxable profits will be available against which the net operating loss and temporary differences can be utilized. Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Company’s estimate of its future taxable income. If events occur in the future that allow the Company to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.

As of June 30, 2024, the Company had net operating loss carry forwards of approximately RMB 96,311,852 (USD 13,555,122), which arose from Shanghai Mengyun, Shenzhen Mengyun, Shenzhen Yushian and Shenzhen Bowei, the subsidiaries established in the PRC, and will expire during the period from 2025 to 2029.

Value added taxes (“VAT”)

Revenue represents the invoiced value of service, net of VAT. The VAT are based on gross sales price. VAT rate is 6% on services and 13% on goods in China.

Taxes payable consisted of the following:

	December 31, 2023	June 30, 2024	June 30, 2024
	RMB	RMB	USD
	(Audited)	(Unaudited)	(Unaudited)
VAT taxes payable	198,966	15,095	2,118
Income taxes payable	394,809	59	8
Other taxes payable	31,833	20,793	2,918
Totals	625,608	35,947	5,044